Income Tax Provision	12 Months Ended
Dec. 31, 2020
Income Tax Provision
Note 14- Income Tax Provision

Note 14 - Income Tax Provision

The income tax provision consists of the following for the year ended:

	December 31, 2020	December 31, 2019
Federal
Current	$-	$-
Deferred	-	-

State
Current	-	2,000
Deferred	-	-

Income tax provision	$-	$2,000

A reconciliation of the federal statutory income tax rate and the effective income tax rate as a percentage of income before income tax provision is as follows for the year ended:

	December 31, 2020	December 31, 2019

Federal statutory income tax rate	21.0%	21.0%
State tax, net of federal benefit	5.0%	5.0%

Change in valuation allowance on net operating loss carry-forwards	(26.0)	(26.0)

Effective income tax rate	0.0%	0.0%

Deferred tax assets and liabilities consist of the following:

	December 31, 2020	December 31, 2019
Net deferred tax assets:
Stock-based compensation	$702,000	$561,000
Private placement costs	366,000	320,000
Operating lease liability	42,000	54,000
Loss on extinguishment of debt	1,697,000	438,000
Net operating loss carryforwards	5,946,000	5,431,000
Gross deferred tax assets	8,753,000	6,804,000
Less valuation allowance	(7,255,000)	(5,775,000)
Total deferred tax assets	1,498,000	1,029,000
Deferred tax liabilities:
Derivative gain	1,455,000	865,000
Debt discount	2,000	110,000
Operating lease right-of-use asset	41,000	54,000
Total deferred tax liabilities	1,498,000	1,029,000
Net deferred tax asset (liability)	$-	$-

The provisions of ASC Topic 740, Accounting for Income Taxes, require an assessment of both positive and negative evidence when determining whether it is more likely than not that deferred tax assets are recoverable. For the years ended December 31, 2020 and 2019, based on all available objective evidence, including the existence of cumulative losses, the Company determined that it was more likely than not that the net deferred tax assets were not fully realizable. Accordingly, the Company established a full valuation allowance against its net deferred tax assets. The Company intends to maintain a full valuation allowance on net deferred tax assets until sufficient positive evidence exists to support reversal of the valuation allowance. For the years ended December 31, 2020 and 2019, the valuation allowance increased by $1,480,000 and $795,000, respectively.

At December 31, 2020 and 2019, the Company had available Federal and state net operating loss carryforwards (“NOL”s) to reduce future taxable income. For Federal NOL purposes approximately $24.4 million and $21.7 million was available at December 31, 2020 and 2019. For state NOL purposes approximately $12.5 million and $9.8 million was available at December 31, 2020 and 2019, respectively. The Federal carryforwards expire on various dates through 2040 and the state carryforwards expire through 2040. Due to restrictions imposed by Internal Revenue Code Section 382 regarding substantial changes in ownership of companies with loss carryforwards, the utilization of the Company’s NOL may be limited as a result of changes in stock ownership. NOLs incurred subsequent to the latest change in control are not subject to the limitation.

The Company’s operations are based in New Jersey and it is subject to Federal and New Jersey state income tax. Tax years after 2015 are open to examination by United States and state tax authorities.

The Company adopted the provisions of ASC 740, which requires companies to determine whether it is “more likely than not” that a tax position will be sustained upon examination by the appropriate taxing authorities before any tax benefit can be recorded in the financial statements. ASC 740 also provides guidance on the recognition, measurement, classification and interest and penalties related to uncertain tax positions. As of December 31, 2020 and 2019, no liability for unrecognized tax benefits was required to be recorded or disclosed.